                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1996 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended December 30, 1995.





                                                             ARTHUR ANDERSEN LLP


San Jose, California
December 27, 1996